UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

May 8, 2019

Date of Report (Date of earliest event reported)

QUAKER CHEMICAL CORPORATION

(Exact name of Registrant as specified in its charter)

Commission File Number 001-12019

PENNSYLVANIA	No. 23-0993790
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Quaker Park 901 E. Hector Street Conshohocken, Pennsylvania 19428
(Address of principal executive offices)
(Zip Code)

(610) 832-4000
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	KWR	New York Stock Exchange

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The shareholders of Quaker Chemical Corporation (“Quaker”) adopted an amendment to Quaker’s Articles of Incorporation, as amended (“Articles”), to replace the plurality voting standard with a majority voting standard for uncontested director elections. This majority voting standard requires that a nominee receive a majority of the votes cast in an uncontested election to be elected or re-elected as director.

The foregoing summary of such amendment to the Articles is qualified in its entirety by reference to the full text of the amendment, which is reflected in the copy of the Articles of Amendment filed with this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference. The Articles of Amendment became effective upon filing with the Secretary of State of the Commonwealth of Pennsylvania on May 9, 2019.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 8, 2019, Quaker held its Annual Meeting of Shareholders (“2019 Annual Meeting”). As of March 4, 2019, the record date for the 2019 Annual Meeting, 13,332,871 shares of Quaker’s common stock were outstanding, and the holders of those shares were entitled to cast one vote for each share held. Set forth below are the matters acted upon by the shareholders at the 2019 Annual Meeting and the final voting results of each such proposal.

Proposal No. 1 – Election of Directors

The shareholders elected three directors to serve a three-year term until the 2022 annual meeting of shareholders and until their respective successors are duly elected and qualified. The results of the vote were as follows:

Directors	For	Withhold	Broker Non-Votes
Mark A. Douglas	11,887,484	202,806	732,404
William H. Osborne	11,925,259	165,031	732,404
Fay West	11,842,048	248,242	732,404

Proposal No. 2 – Amendment to Quaker’s Articles of Incorporation, as amended, to implement a Majority Voting Standard for Uncontested Elections of Directors

The shareholders approved an amendment to Quaker’s Articles, to implement a majority voting standard for uncontested elections of directors. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes

12,058,758	18,888	12,644	732,404

Proposal No. 3 – Ratification of Appointment of Independent Registered Public Accounting Firm for Fiscal Year 2019

The shareholders voted to ratify the appointment of PricewaterhouseCoopers LLP as Quaker’s independent registered public accounting firm for the fiscal year 2019. The results of the vote were as follows:

For	Against	Abstain
12,258,557	557,593	6,544

Item 9.01	Financial Statement and Exhibits.

The following exhibits are included as part of this report:

Exhibit No.
3.1	Articles of Amendment dated May 8, 2019 and filed May 9, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUAKER CHEMICAL CORPORATION
Registrant

Date: May 9, 2019	By:	/s/ Robert T. Traub
Robert T. Traub
Vice President, General Counsel and Corporate Secretary